UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – April 20, 2011

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York		11545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of The First of Long Island Corporation (the "Corporation") held April 20, 2011 was called for the following purposes:

(1)	To elect five directors to hold office until the 2013 annual meeting of shareholders or until their successors are duly elected;

(2)	To conduct a non-binding, advisory vote regarding the compensation of the Company’s named executive officers;

(3)	To conduct a non-binding, advisory vote regarding the frequency of the voting on the compensation of the Company’s named executive officers; and

(4)	To ratify the reappointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for 2011.

For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided equally among as many different nominees as is desired.  If authority to vote for any nominee or nominees is withheld on any proxy, the votes are then spread equally among the remaining nominees.   If there is no designation on any proxy as to how the shares represented should be voted, the proxy is voted for the election of all nominated directors.

The following table lists the directors elected at the annual meeting and, for each director elected, the number of votes cast for, the number of votes withheld and the number of broker non-votes.  No other persons were nominated and no other persons received any votes.

Directors Elected At	Number of Votes
Annual Meeting	Cast For	Withheld	Broker Non-votes
Howard Thomas Hogan Jr.	5,228,342	1,141,004	1,076,712
John T. Lane	6,059,237	310,109	1,076,712
Milbrey Rennie Taylor	6,128,857	240,489	1,076,712
Walter C. Teagle III	5,702,381	666,965	1,076,712
Michael N. Vittorio	6,118,172	251,174	1,076,712

The name of each director whose term of office as a director continued after the annual meeting is as follows:

Term as Director
Name	Expires
Allen E. Busching.	2012
Paul T. Canarick	2012
Alexander L. Cover	2012
J. Douglas Maxwell Jr.	2012
Stephen V. Murphy	2012

For the non-binding, advisory vote regarding the compensation of the Company’s named executive officers, 4,701,660 votes were cast for, 1,510,012 votes were cast against, 157,674 abstained, and there were 1,076,712 broker non-votes.

For the non-binding, advisory vote regarding the frequency of the voting on the compensation of the Company’s named executive officers, 4,932,920 votes were cast for every year, 47,494 votes were cast for every two years, 901,269 votes were cast for every three years, 487,663 abstained, and there were 1,076,712 broker non-votes.

For the ratification of the reappointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm, 7,347,169 votes were cast for, 21,838 votes were cast against, and 77,051 abstained.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: April 21, 2011	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)

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